JP Morgan Healthcare Conference January 11, 2024 © Vigil Neuroscience, Inc. 2024. All rights reserved. Ivana Magovčević-Liebisch, PhD, JD President & Chief Executive Officer Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements,” which are made pursuant to the safe harbor provisions of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact may be deemed to be forward-looking statements. Such statements may contain words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “intend,” “plan,” “prepare,” “look,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “possible,” “continue,” “ongoing” or the negative of these terms, or other comparable words. These forward-looking statements include, among others, statements relating to: our plans to deliver precision-based therapies to improve the lives of patients and their families and to target a broad range of neurodegenerative diseases; plans to discover and develop novel therapeutics to leverage microglial biology, such as iluzanebart (VGL101), VG-3927 and current or future product candidates, identify additional indications for our current product candidates, and to enable success in clinical development; beliefs about TREM2 agonism’s importance in ALSP & Alzheimer’s disease; beliefs about the profiles and potential, including the commercial potential, of our pipeline and the strength of our intellectual property position; our analyses and beliefs about data, including pathology and disease biomarkers and the signaling, engagement and potency as an agonism of TREM2 in microglia; plans and upcoming milestones, including estimated timelines, for our pipeline program development activities and pipeline expansion opportunities; expected timing and next steps regarding data announcement, clinical trial activities and regulatory filings and potential approvals; expectations regarding our ability to develop and advance our current and future product candidates and discovery programs; and the belief that we are well-positioned to execute on our mission. These forward‐looking statements, which are only predictions, involve risks and uncertainties, many of which are beyond our control and are based on our current beliefs, expectations and assumptions regarding our business. As such, you should not place undue reliance on any forward-looking statements because such risks and uncertainties could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. Factors that could cause actual results to differ from those predicted in our forward-looking statements include, among others, risks and uncertainties related to product development, including delays or challenges that may arise in the development and regulatory approval of our current and future product candidates or programs; uncertainties as to the availability and timing of results and data from preclinical and clinical studies; the timing of our ability to submit and obtain regulatory clearance for investigational new drug applications and initiate additional clinical trials; our ability to initiate and complete our current and expected clinical trials; our ability to establish and maintain collaborations, strategic relationships and supply arrangements, or that we will not realize the intended benefits from such relationships or arrangements; whether our cash resources will be sufficient to fund our foreseeable and unforeseeable operating expenses and capital expenditure requirements; our ability to raise additional funding on favorable terms, or at all; the rate and degree of market acceptance and clinical utility of our product candidates; the ability and willingness of our third-party collaborators to continue research and, development and manufacturing activities relating to our product candidates; the accuracy of our data analyses or estimates for the potential and market for our products; our ability, and the ability of our collaborators, to protect our intellectual property and to conduct activities for the development and commercialization of our candidates in view of third party intellectual property positions; our financial performance; our ability to retain and recruit key personnel, as well as the potential contribution of our employees and board to our growth and success as a Company; developments and projections relating to our competitors or our industry; our ability to work with the FDA to successfully remove the partial clinical hold on VG-3927; changes in general economic conditions and global instability, in particular economic conditions in the markets on which we or our suppliers operate; changes in laws and regulations; and those risks and uncertainties identified in our filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in our most-recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and such other risks and uncertainties that may be described in subsequent filings we may make with the SEC. You should not rely upon forward-looking statements as predictions of future events or performance, or as a representation or warranty (express or implied) by us or any other person that we will achieve our objectives and plans in any specified time frame, on such specified terms, or at all. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date such statements are made. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 2 © Vigil Neuroscience, Inc. 2024. All rights reserved.

Vigil Neuroscience: A Clinical-Stage Microglia-Focused Therapeutics Company Focused on treating rare and common neurodegenerative diseases by restoring vigilance of microglia, the brain’s sentinel immune cells Precision-based strategy for developing microglia therapeutics Only company known to have 2 modalities for TREM2 agonism – monoclonal antibody and oral small molecule Multiple value-driving clinical milestones for lead development programs in 2024 © Vigil Neuroscience, Inc. 2024. All rights reserved.

Restoring Microglia with TREM2 as a Therapeutic Target © Vigil Neuroscience, Inc. 2024. All rights reserved. Microglia sense and respond to damage signals and coordinate signal-specific downstream responses Microglial dysfunction is associated with rare and common neurodegenerative diseases TREM2 is Essential for Microglial Function

Vigil’s Precision Medicine Strategy to Target Broad Range of Neurodegenerative Diseases First Indication Rare Microgliopathy (ALSP) Data Driven Expansion in Other Rare Microgliopathies Pipeline Candidates for Genetically Defined Subpopulations in Common Indications (AD) Further Expansion into Broader Populations in Common Indications Apply learnings from genetically defined subpopulations to larger indications ALSP: Adult-onset leukoencephalopathy with axonal spheroids and pigmented glia; AD: Alzheimer’s Disease © Vigil Neuroscience, Inc. 2024. All rights reserved.

Vigil TREM2 Agonists: Differentiated Strategy & Multiple Modalities Iluzanebart (VGL101): TREM2 mAb in development for ALSP VG-3927: Small Molecule TREM2 Agonist in development for AD ONLY targeted drug candidate in clinical development for ALSP 1st & ONLY TREM2 small molecule agonist in clinical development © Vigil Neuroscience, Inc. 2024. All rights reserved. TM

Building a Robust Pipeline in Rare & Common Neurodegenerative Diseases

Vigil has exclusive rights to all programs

Program / Indication	Discovery → Preclinical → Phase 1 → Phase 2
Iluzanebart (VGL101): Fully Human Monoclonal Antibody	
Healthy Volunteer	Healthy Volunteer Phase 1 Trial[1] (Completed) (Discovery through Phase 1)
ALSP ignite	Phase 2 Proof-of-Concept Trial (additional data expected in Q3 2024) (Discovery into Phase 2)
Other Leukodystrophies	Preclinical PoC Evaluation (Discovery into Preclinical)
VG-3927: Oral Small Molecule TREM2 Agonist	
Alzheimer's Disease	Healthy Volunteer Phase 1 Trial[2] (interim data in mid-2024) (Discovery into Phase 1)
ALSP illuminate	Observational/Non-interventional Natural History Study in ALSP Patients

1) *Complete Phase 1 data presented at ANA 2023 (please see Meier et al. ANA 2023 Poster M151 on Vigil's Publications webpage (https://www.vigilneuro.com/press-releases-publications)*
2) *IND for VG-3927 open; Phase 1 clinical trial in healthy volunteers allowed to proceed with partial clinical hold related to maximum exposure limit*

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© Vigil Neuroscience, Inc. 2024. All rights reserved.

Iluzanebart (VGL101) Antibody TREM2 Agonist for Treatment of ALSP © Vigil Neuroscience, Inc. 2024. All rights reserved. Iluzanebart (VGL101) is an investigational therapy and has not been reviewed or approved by any regulatory authority

ALSP: A Genetically-linked Microgliopathy with Significant Unmet Need

Epidemiology
- 10% adult-onset leukodystrophies:
  - Including ~10K patients in U.S. & ~15K patients in EU27+UK

Monogenic Disease
- Autosomal dominant *CSF1R* gene mutations

Clinical Phenotype
- Average age of onset in mid-40s
- Cognitive, neuropsychiatric and motor symptoms
  - Commonly misdiagnosed

Rapid Progression
- Incapacitated in 3-4 years; average time to death: 6-7 years

No Treatment
- No approved therapies or experimental treatments

Partnering with the ALSP Community



Lakshmanan et al, Neurol Genet 2017; Hayer et al, Neurology 2018; Lynch et al. J Neurol Neurosurg Psychiatry 2016; Konno et al. Neurol 2018; Ahmed et al. J Neurol Neurosurg Psych 2014; Papapetropoulos et al. Front. Neurol. 2022

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Iluzanebart Rescues Microglial Deficiency Caused by CSF1R Mutations

ALSP Disease Hallmark: Microglial Loss in CNS



ALSP Gray Matter | Control Gray Matter

IBA-staining; red arrows denote microglia - Berdowski et al. Acta Neuropath 2022

Hypothesis: TREM2 Activation Compensates for CSF1R LoF in ALSP


CSF1R
TREM2
DAP12
SRC
SYK
P
P
ITAM
ITAM
Survival
Proliferation
Phagocytosis
Motility

TREM2 Agonism via Iluzanebart

Pharmacological Rescue of ALSP-associated CSF1R Signaling & Human Microglia Dysfunction *In Vitro*

Validation: Iluzanebart Compensation of CSF1R Signaling Defect


600
400
200
0
Phospho-CSF1R (pg/mL)
*
**
IgG neg ctl
IgG neg ctl
iluzanebart
Control WT Microglia
Microglia with ALSP-assoc CSF1R variant

* $p < 0.05$; ** $p < 0.01$

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© Vigil Neuroscience, Inc. 2024. All rights reserved.

Proof of target engagement and pharmacological activity in healthy volunteers 1st antibody to report durable effect on microglial activity biomarkers in clinical setting Summary of Iluzanebart Phase 1 Data in Healthy Volunteers SAD: single ascending dose; MAD: multiple ascending dose; PK: pharmacokinetics; PD pharmacodynamics Favorable safety & tolerability profile demonstrated Human PK linearity/predictability & long half-life supports monthly dosing ü ü ü ü Phase 1 data  support iluzanebart 20 and 40 mg/kg as pharmacologically active doses Phase 2 IGNITE PoC trial in ALSP ongoing © Vigil Neuroscience, Inc. 2024. All rights reserved. Phase 1 SAD/MAD trial exploring safety, tolerability, PK & PD

ILLUMINATE: First Natural History Study in ALSP ILLUMINATE: NCT05020743 © Vigil Neuroscience, Inc. 2024. All rights reserved. Ongoing natural history study of ALSP patients with CSF1R gene mutation  Enrolling up to 50 subjects globally Observation period: 24 months To characterize MRI & CSF biomarkers, and clinical measures of disease progression in ALSP Potential to serve as synthetic control for interventional trial(s) & support disease modeling Setting up for clinical success in ALSP

Baseline Fluid Biomarker Levels Altered in ALSP NfL levels highly elevated in symptomatic sTREM2 levels similar across all populations sCSF1R levels significantly reduced in prodromal and symptomatic sTREM2 concentration (pg/ml) 0 1000 2000 3000 4000 51 4 7 Healthy Prodromal Symptomatic sCSF1R concentration (pg/ml) 0 40000 80000 120000 160000 51 4 7 Healthy Prodromal Symptomatic 0 2000 4000 6000 8000 10000 7 Healthy Prodromal Symptomatic 10000 NfL in CSF concentration (pg/ml) 0 30 60 90 120 150 67 17 14 Healthy Prodromal Symptomatic NfL-serum concentration (pg/ml) 180 25 4 Baseline Soluble TREM2 Levels in CSF Baseline Soluble CSF1R Levels in CSF Baseline NfL Levels in CSF (Left) & Serum (Right) © Vigil Neuroscience, Inc. 2024. All rights reserved. Healthy: healthy volunteers from Vigil’s VGL101 Phase 1 trial; Prodromal: participants with confirmed CSF1R mutation and MRI findings with <3 ALSP-related clinical signs or symptoms in Vigil’s Natural History Study ILLUMINATE (NCT05020743); Symptomatic: subjects with CSF1R mutations and >3 ALSP-related clinical signs or symptoms in ILLUMINATE; CSF1R: Colony Stimulating Factor 1 Receptor; CSF: cerebrospinal fluid; NfL: neurofilament light chain

Gray Matter Volume Change from Baseline at Month 12 Montreal Cognitive Assessment (MoCA)* MoCA Change from Baseline Prodromal (11) Symptomatic (6) Cognitive Worsening 2 1 0 1 -2 -3 -4 MRI Biomarkers of Disease Progression Precede Cognitive Decline Plots are Mean ± SE * Montreal Cognitive Assessment: 30-point assessment on multiple cognitive domains including executive function, memory, visuospatial ability, language, and attention Volume Change from Baseline (%) Prodromal (13) Symptomatic (9) Volume Change from Baseline (%) Prodromal (13) Symptomatic (9) Disease Progression Disease Progression 8 7 6 5 4 3 2 1 0 10 0 -10 -20 -30 Greater ventricular expansion, gray matter atrophy & cognitive impairment (MoCA) in symptomatic vs. prodromal patients Ventricular Volume © Vigil Neuroscience, Inc. 2024. All rights reserved. Change from Baseline at Month 6

MRI Biomarkers of Disease Progression Correlate with Cognitive Decline Worsening Worsening © Vigil Neuroscience, Inc. 2024. All rights reserved. Worsening Worsening Ventricular/Gray matter volume changes correlate with MoCA changes at 12 Months Prodromal Symptomatic Ventricular Volume Changes (mL) MoCA Changes Gray Matter Volume Changes (mL) MoCA Changes R = -0.65 p = 0.00053 R = 0.58 p = 0.0027

Evaluating Iluzanebart for ALSP in IGNITE Phase 2 Open-Label Proof-of-Concept Trial

ignite



Screening
Iluzanebart (20mg/kg IV; 12 months)
Iluzanebart (40mg/kg IV; 12 months)
Follow up

Trial Population	▪ Patients with symptomatic ALSP related to *CSF1R* gene mutation
Trial Design	▪ Open-label, ~15 patients
Treatment Duration	▪ 12 months (with opportunity for further extension), monthly IV administration of iluzanebart
Outcome Assessments	▪ Safety and tolerability of Iluzanebart in ALSP patients ▪ MRI-based assessment of brain and ventricular volume, and white matter lesions ▪ CSF biomarkers for neurodegeneration and PD (NfL, sCSF1R, sTREM2, osteopontin) ▪ Clinical outcome measures (MoCA, CBFS, CDR+NACC+FTD) and PK
Interim Analysis	▪ 6 months (n=6: 20 mg/kg); Completed
Primary Analysis	▪ 6 months (all subjects: 20 mg/kg + 40 mg/kg)
Final Analysis	▪ 12 months (all subjects: 20 mg/kg + 40 mg/kg)

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Clinicaltrials.gov identifier: NCT05677659

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© Vigil Neuroscience, Inc. 2024. All rights reserved.

IGNITE Phase 2 Interim Readout: Favorable Safety & Tolerability Profile

Safety data summary

Summary of Safety Outcomes (N=6)[a]	
	Patients with TEAEs
Any AE, n (%)	4 (66.7)
Treatment-related AEs, n (%)[b]	2 (33.3)
Mild[c]	2 (33.3)
Moderate[c]	1 (16.7)
Severe	0
Treatment-related AEs occurring in ≥2 participants, n (%)	0
SAEs, n (%)	1 (16.7)
Treatment-related serious AEs, n (%)	0
Discontinuation of study drug due to AEs, n (%)	0

[a] IGNITE Ph2 interim data cut as of 22 September 2023

[b]Events determined by investigator to be "related" to study drug.

[c]Mild to moderate AEs include 1 patient with mild hepatic enzyme increase and; 1 patient with both mild irritability, tremor and lethargy, and moderate pruritus, lethargy and amnestic disorder (memory loss)

AE: adverse event; SAE: serious adverse event; TEAE: treatment emergent adverse event

Overview of Safety & Tolerability:

- Iluzanebart was generally well tolerated
- Majority of patients did not report treatment-related AEs
- No treatment-related severe AE or SAE
- No discontinuations due to AE
- One patient was briefly hospitalized for non-treatment related SAEs of abdominal pain, asthenia, vomiting, and diarrhea
- No hematological AEs
- No imaging-related abnormalities

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© Vigil Neuroscience, Inc. 2024. All rights reserved.

Emerging Patient Segments in IGNITE Phase 2 Interim Readout NfL significantly higher than age-normal range MoCA <26 Significant neurodegeneration with cognitive impairment as one of ALSP symptoms NfL higher than age-normal range MoCA >26 Evidence of neurodegeneration Have other ALSP symptoms except cognitive Progressive Disease at baseline NfL within age-normal range MoCA >26 Have other ALSP symptoms except cognitive Cognitively Normal at baseline Potentially Converting at baseline © Vigil Neuroscience, Inc. 2024. All rights reserved.

IGNITE Phase 2: Summary of Biomarker Changes

6-month interim analysis[1]

ALSP Patient Segment	Patient[1]	Baseline NfL (pg/mL)	Baseline MoCA	ΔMRI Venticular[2]	ΔMRI Gray Matter[2]	ΔsCSF1R CSF[3]	ΔNfL Serum[4]	VGL101 Impact Based on Biomarker Changes
Progressive Disease	A	80	17					Slowing progression
	B	159	21					Slowing progression
	F	54	25					Slowing progression
Cognitively Normal	D	10	28					Stabilization
	E	12	28					Stabilization
Potentially Converting	C	42	30					Variable impact

1. Please refer to presentation of interim Phase 2 IGNITE data (including individual patient data) on our corporate website (www.vigilneuro.com); 2. MRI trajectories for 0 to 6 mos in IGNITE vs pre-IGNITE run-in data (from ILLUMINATE) for each patient - ΔMRI Ventricular: change to ventricular MRI trajectory, ΔMRI Gray Matter: change to gray matter MRI trajectory; 3. sCSF1R levels in cerebrospinal fluid (CSF) at 6 mos vs 0 mos (IGNITE baseline); 4. NfL trajectories for 0 to 6 mos vs pre-IGNITE run-in data (from ILLUMINATE; for Patients B, D, E & F) or for 6 to 9 mos vs 0 to 6 mos in IGNITE (Patients A & C)

- Meaningful changes in a direction consistent with treatment benefit
- Meaningful changes in a direction not consistent with treatment benefit
- Limited changes in a direction consistent with treatment benefit
- Limited changes in a direction not consistent with treatment benefit

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© Vigil Neuroscience, Inc. 2024. All rights reserved.

Positioning Iluzanebart for Potential Accelerated Development Pathway

Additional IGNITE Phase 2 data expected in Q3 2024

- Fatal, rare, rapidly progressing neurodegenerative disorder
- No approved therapy



Addressing Serious Unmet Medical Need
Establishing Surrogates of Disease Activity
Iluzanebart (VGL101)
Planned Regulatory Meetings
Demonstrated Pharmacological Activity

- MRI biomarkers correlating with cognitive changes
- NfL levels indicative of disease severity

- Several regulatory engagements planned for 2024
  - Discuss NHS & interim Ph2 data for potential accelerated development

- Target engagement with mechanistic link - iluzanebart increased sCSF1R levels (very low in untreated patients)
- Directionally supportive changes on MRI & NfL for iluzanebart in Ph2

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VG-3927 Small Molecule TREM2 Agonist for Treatment of Alzheimer’s Disease © Vigil Neuroscience, Inc. 2024. All rights reserved.

Importance of TREM2 Agonism in Alzheimer's Disease

Genetic Support

Human Microglia Play a Central Role in Alzheimer's Disease (AD)

- AD risk variants impair microglia clustering around Aβ plaques



TREM2-WT
TREM2-R47H
IBA1/Aβ
200 μm
50 μm

Microglia (IBA-1 staining) Amyloid plaques (Aβ staining)

Loss of TREM2 Function Worsens Neurodegeneration in AD Models

- TREM2 deficiency is associated with both Aβ and tau pathology in *in vivo* models



Trem2 +/+
Trem2 -/-

Microglia (IBA-1 staining) Amyloid plaques

TREM2 Small Molecule Agonist: Broad Potential to Reduce AD Pathology via Oral Dosing

- Preclinical evidence suggests TREM2 agonism has potential to reduce Aβ pathology



Vehicle
vs
VG-3927

Microglia (IBA-1 staining) Amyloid plaques

22 *Parhizkar et al. Nat Neurosci. 2019; Yuan et al Neuron 2016*

© Vigil Neuroscience, Inc. 2024. All rights reserved.

Increased Versatility Improved Safety VG-3927: First & Only Clinical-stage Small Molecule TREM2 Agonist VG-3927 Potential Differentiation Small molecule optimal for future combination therapy & preventive paradigms Wider therapeutic window: synergy with natural damage ligands ARIA mitigation & management Convenient & patient-friendly oral dosing Greater Efficacy Better Patient Access © Vigil Neuroscience, Inc. 2024. All rights reserved. Potential to become next-generation AD treatment Boosting microglial repair functions Impact broader disease pathophysiology

VG-3927 Potentiates Signaling of Damage-associated Ligands

Potentiation of TREM2 Activation


TREM2 Activation
Sulfatide Alone
VG-3927 Alone
VG-3927 + Sulfatide

Sulfatide: natural damage ligand

Focusing Efficacy in Pathological Microenvironments


VG-3927
Plaque-burdened AD State

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VG-3927 Protects Against Biomarkers of Inflammation-induced Neurodegeneration ANOVATreatment, p<0.05 VG-3927 Suppresses Extracellular NfL & Tau Accumulation in LPS Model TREM2 Agonism Activates Anti-inflammatory Benefit VG-3927 Neuro- inflammation Neurodeg Stimulus LPS/IFNy Neurodegeneration Extracellular NfL and Tau Astrogliosis Extracellular GFAP Days Post-neurodegeneration Stimulus Days Post-neurodegeneration Stimulus ANOVATreatment, p<0.05 LPS: lipopolysaccharide; IFNƳ: interferon-gamma GFAP: glial fibrillary acidic protein © Vigil Neuroscience, Inc. 2024. All rights reserved.

VG-3927 Reduces Aβ Pathology in Plaque-bearing Mice

Effects following 6 weeks of oral dosing

VG-3927 Effects in Humanized TREM2 AD Mouse Model

- VG-3927 dosing initiated at ~5 months (plaque deposition already ongoing)
- Trend toward reducing plaque area and insoluble Aβ

Daily Dosing for 6 Weeks



VG-3927
10mpk
QD

VG-3927 Effects on Aβ Plaque Area

Immunohistology from Brain Slices



125
100
75
50
25
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Aβ Plaque Area
(Percent of Vehicle)
Vehicle
VG-3927

VG-3927 Effects on Insoluble $A\beta_{1-42}$

Biochemistry of Brain Homogenates



125
100
75
50
25
0
Insoluble Aβ1-42
(Percent of Vehicle)
Vehicle
VG-3927

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© Vigil Neuroscience, Inc. 2024. All rights reserved.

Ongoing Phase 1 SAD/MAD in healthy volunteers Exploring safety, tolerability, PK & PD PD biomarkers: sTREM2, sCSF1R & osteopontin Planned Phase 1b AD cohort Safety & tolerability PD in genetically-defined subpopulations (e.g., TREM2 variants) Identify AD subpopulation for future clinical trials Planned Phase 2 PoC in AD patients Leveraging precision-based approach to increase probability of success in AD drug development First-in Class Small Molecule TREM2 Agonist for AD © Vigil Neuroscience, Inc. 2024. All rights reserved. ü VG-3927: Early-Stage Clinical Strategy to De-Risk Development for AD

Corporate Overview © Vigil Neuroscience, Inc. 2024. All rights reserved.

Achieved & Anticipated Milestones Report VG-3927 interim Phase 1 data in healthy volunteers Mid-2024 © Vigil Neuroscience, Inc. 2024. All rights reserved. Report full data analysis for Phase 1 trial with iluzanebart in healthy volunteers Oct 2023 Q4 2023 Begin Phase 1 dosing of VG-3927 in healthy volunteers Q3 2023 ü Report iluzanebart six-month interim data on six patients from IGNITE Phase 2 trial in ALSP ü ü Report iluzanebart IGNITE Phase 2 data on all patients at 6 months (20mg/kg & 40mg/kg doses) Q3 2024

Vigil is Well-positioned to Execute on Our Mission Our vision is a brighter tomorrow for people with devastating neurodegenerative diseases Microglial biology is rapidly becoming a new frontier for CNS drug discovery TREM2 deficiency leads to microglial dysfunction & drives neurodegeneration We are an experienced & passionate team of innovators © Vigil Neuroscience, Inc. 2024. All rights reserved.

THANK YOU VIGILANT FOR YOU is a registered trademark of Vigil Neuroscience, Inc. VIGIL, VIGIL NEUROSCIENCE, VIGIL NEURO, and the VIGIL NEURO, ILLUMINATE and IGNITE logos are trademarks of Vigil Neuroscience, Inc. © Vigil Neuroscience, Inc. 2024. All rights reserved.